SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): October 30, 2008

COMMONWEALTH BIOTECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Virginia	001-13467	56-1641133
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Biotech Drive

Richmond, Virginia 23235

(Address of principal executive offices)

Registrant’s telephone number, including area code: (804) 648-3820

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On October 30, 2008, the Registrant received written notice from BDO Seidman, LLP (“BDO”) of its decision not to stand for re-election as the Registrant’s independent registered public accountant for the fiscal year ending December 31, 2008, and that, as a result, the client-auditor relationship between the Registrant and BDO will cease upon completion of BDO’s review of the Registrant’s consolidated financial statements for the quarter ending September 30, 2008, and the filing of the Quarterly Report on Form 10-Q for the quarter ending September 30, 2008. Prior to receiving the notification from BDO, the Registrant’s Board of Directors had not recommended or approved a decision to change the Registrant’s independent registered public accounting firm. The Board of Directors will contact other independent registered public accounting firms and will engage a new independent registered public accounting firm as soon as reasonably practicable.

BDO’s audit reports on the financial statements of the Registrant for the fiscal years ending December 31, 2007 and 2006 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2007 and 2006, and through October 30, 2008, there were no reportable events as defined in Item 304(a)(1)(v)(A) through (D) of Regulation S-K, no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter in connection with their opinion on the Registrant’s consolidated financial statements for such years.

The Registrant provided BDO with a copy of this Current Report on Form 8-K prior to its filing with the SEC and requested that BDO furnish a letter addressed to the SEC stating whether it agrees with the statements made herein. Attached as Exhibit 16.1 hereto is a copy of BDO’s letter to the SEC dated November 5, 2008.

Prior to receipt of the notification from BDO, the Registrant mailed and filed its Proxy Statement and Notice of 2008 Annual Meeting of Shareholders, which included a proposal for shareholders to vote to ratify the appointment of BDO as the Registrant’s independent registered public accounting firm for the fiscal year ending December 31, 2008. This proposal will have no legal effect and the Registrant will appoint a new independent registered public accounting firm for the fiscal year ending December 31, 2008.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of businesses acquired.

Not Applicable.

(b) Pro forma financial information.

Not Applicable.

(c) Shell company transactions.

Not Applicable.

(d) Exhibits.

16.1 Letter from BDO Seidman, LLP to the Securities and Exchange Commission dated November 5, 2008.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMMONWEALTH BIOTECHNOLOGIES, INC.

By:	/s/ Richard J. Freer, Ph.D.
Richard J. Freer, Ph.D.
Chief Operating Officer

Dated: November 6, 2008

EXHIBIT INDEX

Number	Description of Exhibit
16.1	Letter from BDO Seidman, LLP to the Securities and Exchange Commission dated November 5, 2008.